Supplement dated 11-23-11 to the current Class A, Class B and Class C Shares Prospectus
In the “Your account — How sales charges are calculated” section, the first paragraph and the table under the “Investment of $1 million or more” subsection is amended and restated as follows:
Class A shares are available with no front-end shares charge on investments of $1 million or more. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:
Class A deferred charges on investment of $1 million or more

Years after purchase	CDSC

1st year	1.00%
After 1st year	None
For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Supplement dated 11-23-11 to the current Statement of Additional Information
In the “INITIAL SALES CHARGE ON CLASS A SHARES” section, the following bulleted paragraph modifies the similar existing bulleted paragraph in the subsection “Without Sales Charges” as follows:
•	Participant-directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if all shares are redeemed within 12 months of the inception of the plan and a commission or finder’s fee was paid, a 1% CDSC will be imposed.
In the “PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES” section, the following paragraph is added:
Certain accounts held on a Fund’s books, known as omnibus accounts, contain the investments of multiple underlying clients that are invested in shares of the Fund(s). These underlying client accounts are maintained by entities such as financial intermediaries. When you invest indirectly in a John Hancock fund through a financial intermediary such as, but not limited to: a broker-dealer, a bank (including a bank trust department), an investment adviser, a record keeper or trustee of a retirement plan or qualified tuition plan or a sponsor of a fee-based program that maintains an omnibus account with a Fund for trading on behalf of its customers, different guidelines, conditions, services and restrictions may apply that vary from those discussed in a Fund’s prospectus and if you had held your shares of the Fund directly. These differences may include, but are not limited to: (i) eligibility standards to purchase, exchange, and sell shares depending on that intermediary’s policies; (ii) availability of sales charge waivers and fees; (iii) different minimum and maximum initial and subsequent purchase amounts; and (iv) inability to provide Letter of Intent privileges. Additional conditions may apply to your investment in a Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a Fund and its affiliates.
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.